INTERNATIONAL GAME TECHNOLOGY
Exhibit 10.1 to Form 10Q for period ended June 30, 2007
Summary of Named Executive Officer and Director Compensation Arrangements
Executive Officers
In addition to the base salaries noted in the table below, compensation arrangements for our executive officers include benefits paid under any applicable employment contracts, other IGT Plans for Management Bonus (including Cash Sharing), Stock Incentives, Profit Sharing, and Deferred Compensation as more fully described in exhibits to our annual report on Form 10-K or interim quarterly Form 10-Q. These individuals also receive certain perquisites as explained in our annual proxy statement. Except where noted that employment contracts have been filed as exhibits, these are at-will employment arrangements.

		Base
Name	Title	Salary (1)
Thomas J. Matthews (2)	President, Chief Executive Officer	$800,000
Stephen W. Morro	Chief Operating Officer	$500,000
David D. Johnson	Executive Vice President, General Counsel	$500,000
Robert A. Bittman	Executive Vice President, Product Strategy	$400,000
Daniel R. Siciliano	Chief Accounting Officer, Treasurer and Principal Financial Officer	$250,000

(1)	Amounts reported in our proxy statement may vary depending on the timing of pay period during the fiscal year

(2)	Employment contract has been filed in a separate exhibit to our most recent annual report on Form 10-K
Directors (effective June 26, 2007)
Annual Retainer
ª	$65,000 paid in quarterly installments

ª	Prior to the beginning of each fiscal year, members may elect to receive all or a part of the total retainer in the form of a restricted stock award
Board and Committee Meeting Fees
ª	Board — $1,500 per meeting attended after 8 meetings have been held and attended

ª	Audit — $1,500 per meeting attended after 10 meetings have been held and attended

ª	Compensation, Nominating & Corporate Governance, and Compliance — $1,500 per meeting attended after 4 meetings have been held
Committee Annual Retainer (payable in quarterly installments)
ª	Chair: Audit — $35,000; Compensation, Nominating & Corporate Governance, and Compliance — $20,000

ª	Member: Audit — $17,500; Compensation, Nominating & Corporate Governance, and Compliance — $10,000
Equity Grants (effective after next IGT Annual Shareholders’ Meeting in March 2008)
ª	Upon election to the board: 20,000 stock options and 5,000 restricted shares vesting ratably over 3 years

ª	Annual grant: 11,000 stock options and 2,750 shares restricted shares with 1-year vesting